Exhibit 99.1

©2024 Concentra Inc. All rights reserved. Investor Presentation November 2024

©2024 Concentra Inc. All rights reserved. Disclaimer 2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA margin, as defined herein, are important to investors because Adjusted EBITDA and Adjusted EBITDA margin are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA and Adjusted EBITDA margin are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA and Adjusted EBITDA margin are significant components in understanding and assessing financial performance. Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA and Adjusted EBITDA margin are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA and Adjusted EBITDA margin as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We will refer to Adjusted EBITDA and Adjusted EBITDA margin throughout these materials.

©2024 Concentra Inc. All rights reserved. COMPANY OVERVIEW

Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of **improving the health of America's workforce, one patient at a time.**

KEY STATISTICS

549
Occupational health centers[1]

156
Onsite health clinics[1]

50,000+
Patients cared for each business day[2]

45
States with service offerings[1]

200k+
Employer customers[2]

~11k
Total colleagues & affiliated clinicians[2,3]

ROBUST FINANCIALS

$1.9bn
TTM Revenue[1,6]

$368mm
TTM Adj. EBITDA[1,4,6]

19.6%
TTM Adj. EBITDA margin[1,4,6]

>80%
Free cash flow conversion[5]

<1%
Revenue from government payor reimbursement[1]

<3%
Revenue from largest employer customer[1]



(1) As of September 30, 2024; (2) As of CY 2023; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Average of 2020-2023, calculated as free cash flow ("FCF") divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (6) TTM is a non-GAAP measure. See the Appendix for a reconciliation of TTM

Concentra®

©2024 Concentra Inc. All rights reserved.

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©2024 Concentra Inc. All rights reserved. We Have Built an Extensive Footprint Across the U.S. (1) As of December 31, 2023; (2) Comprised of 19 states that have an annual automatic update, using different inflationary indicators for those increases (e.g., MEI/Medicare Economic Index, CPI, Average Weekly Wages), on an annual or bi-annual basis 5 Our broad geographic footprint serves a vast number of employers and enables us to care for millions of employees 65% of U.S. employer locations are within ~12 miles of our health centers1 Occupational Health Center Onsite Health Clinic Telemedicine Presence Only

We Create Convenient Access for Employers and Patients…

	Occupational Health Centers	Onsite Health Clinics	Telemed
Description	Centers specializing in offering occupational and other health care services to employer customers	Clinics dedicated to a single employer's worksite, offering occupational health, advanced primary care, and other services	Telemedicine solution used to treat work injuries and illnesses, behavioral health, and other services
# of Facilities[1]	**549**	**156**	**Virtual 24/7**
Customer Types	200,000+ employers, ranging from Fortune 100 to small businesses	Medium to large-sized companies	All types of employers
% of Revenue[2]	**~94%**	**~3%**	**~1%**
Services Offered	Occupational Health (Workers' Compensation, Employer Services), Consumer Health and Advanced Primary Care		



Concentra
1524

Concentra

(1) As of September 30, 2024; (2) TTM as of September 30, 2024, figures are rounded, remaining ~2% comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2024 Concentra Inc. All rights reserved.
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… And Offer a Comprehensive Array of Services For Workers' Compensation and Employer Services, All in One Place

Workers' Compensation Services


~64%
Of Revenue[1]

- Injury care
- Physical therapy
- Specialty care

Nature of injuries treated

Sprains / strains	Lacerations / abrasions
Eye injuries	Burns / wound care
Exposures	Fractures

Employer Services


~34%
Of Revenue[1]

- Physical examinations
- Drug and alcohol screens
- Other tests / screens

Select services offered

Physical examinations	Lab services
Drug and alcohol screens	Immunizations
Vision testing	Performance evaluations

Concentra

(1) Occupational Health Center revenue, TTM as of September 30, 2024; remaining ~2% of revenue comprised of Urgent Care/Commercial/Medicare/Other

©2024 Concentra Inc. All rights reserved.

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Our Value Proposition is Focused on Improving Employees' Health with a Safe Return to Work

- Access and convenience
- High-quality health care and positive clinical outcomes
- Excellent customer experience with strong communication
- Early clinical intervention and safe and sustainable return to work
- Strong process management, technologies, and innovation

With alignment across all stakeholders – including patients, employers, and payors – we aim to ensure employees' safe and sustainable return to work and help lower overall claims costs, all while providing the highest quality care and experience possible

Strong outcomes for employers…

95%

Of injured employees are recommended for return to work in some capacity on same day after initial visit[1]

25%

Lower average total cost per claim[2] (compared to non-Concentra health centers)

… High quality experience for employees

~77%

Of patients rate Concentra a 9 or 10, on a scale of 1-10, on overall satisfaction with their occupational health center visit[3]

4.1

On a rating scale of 1-5 stars on nationwide google reviews; 72% of centers rated 4 stars or above[4]

Concentra

(1) Seen by Concentra for the year ended December 31, 2023; (2) Claim studies conducted by Concentra are based on approximately 500,000 closed claims evaluated between 2020 and 2023 for a select number of Concentra customers, including employers and a worker's compensation insurance carrier; (3) Based on over 1 million survey reports received annually; (4) Based on Google review scores of ~540 centers for CY 2023

©2024 Concentra Inc. All rights reserved.

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©2024 Concentra Inc. All rights reserved. We Serve a Deep and Diverse Customer Base… 9 Major ecosystem partners have been with us for 20+ years on average1 Workers’ compensation and employer services ecosystem partners Insurance carriers and third-party claims and employer services administrators Representative insurance carriers and TPAs Employers 200k employer customers1 Representative employer customers Top 1,000 employer customers represent ~37% of revenue2 99% of top 100 employer customers have been with us for 10+ years1 100% of Fortune 100 companies1 (1) As of December 31, 2023; (2) For the twelve months ended September 30, 2024

©2024 Concentra Inc. All rights reserved. … with Diversity Across Payors, Geographies, Industries and Employer Customers (1) Occupational Health Center revenue, TTM as of September 30, 2024; (2) Based on occupational health centers operated by Concentra as of September 30, 2024. Percentages represent rounded approximations and may 10 not total 100% Broad geographic mix2 Remaining States 55% California 18% Texas 10% Florida 6% Pennsylvania 6% Colorado 5% Attractive payor mix1 ~99% Non-government payor Employer Services Employers and TPAs 34% Medicare & Other <1% Workers’ Compensation Employers, insurance carriers and TPAs 64% Urgent & Commercial 2% Diverse industry mix1 Manufacturing, 9% Business Services & Staffing Agencies, 8% Retail, 8% Healthcare, 8% Food Stores, Products & Restaurants, 8% Government, 7% Logistics & Motor Freight, 7% Transportation, 7% Construction, 7% Wholesale, 7% Schools, 4% Other, 20% Low employer customer concentration1 37% Top 1,000 Employers Remaining Employers 63% #2 - #1,000 Employers 34% #1 Employer 3%

©2024 Concentra Inc. All rights reserved. Our Industry Has Seen Stable Growth Over Time… (1) U.S. Bureau of Labor Statistics; (2) Represents 2022 figures, according to the U.S. Bureau of Labor Statistics; (3) Represents average Concentra growth in visit-related incremental revenue from reimbursement rates 11 across workers’ compensation and employer services based on Concentra data; (4) As of October 2024 Consistent reimbursement rate increases Stabilizing workplace injury incidence A growing active U.S. workforce U.S. workforce size (millions)1 Top 10 industries by injury incidence2 Annual growth in incremental revenue from reimbursement rates (YoY%)3 4.9% 4.8% 4.2% 4.1% 3.7% 3.2% 2.9% 2.6% 2.4% 1.8% State & Local Government Transportation & Warehousing Educational & Health Services Agriculture, Forestry, Fishing & Hunting Retail Trade Manufacturing Leisure, Entertainment & Hospitality Wholesale Trade Construction Other Services 151 160 2019 2024 2016 2023 ~6% increase ~3% CAGR 4

… Driven by Ongoing Workforce Needs and Challenges

Aging employed population

25-30%

Of U.S. employees projected to be over age 55 by 2030[1]

Increase in comorbidity claims

175%

Increase in workers' compensation claims involving comorbidities[2]

High injury rates among young workers

28%

Of claims attributable to manufacturing employees with <1 year experience[3]

Widespread hazardous exposures

40mm

Employees potentially exposed to hazardous chemicals in the workplace[4]

Prevalence of depression and anxiety

50%

Of injured employees experience clinically-related depressive symptoms[5]

Inadequate cost-effective solutions

$167bn

Total cost of work-related injuries in 2022 in the U.S.[6]



$167bn
~$129bn
(~77% of total)
Other Expenses7
Wage and Productivity Losses
Administrative Expenses
Employers' Uninsured Costs
Other Losses
~$38bn
(~23% of total)
Medical Expenses

(1) Bain & Company; (2) Since 2000; National Council on Compensation Insurance; (3) Travelers study, based on indemnity claim data in 2016-2020 accident years; (4) In 2009, according to the Occupational Safety and Health Administration; (5) MedRisk; (6) In 2022, according to The National Safety Council. Includes wage and productivity losses of $50.7 billion, medical expenses of $37.6 billion, administrative expenses of $54.4 billion, employers' uninsured costs of $15.0 billion, damage to motor vehicles in work-related injuries of $5.6 billion and fire losses of $3.7 billion; (7) Includes wage and productivity losses of $50.7 billion, administrative expenses of $54.4 billion, employers' uninsured costs of $15.0 billion, damage to motor vehicles in work-related injuries of $5.6 billion and fire losses of $3.7 billion

Concentra
©2024 Concentra Inc. All rights reserved.
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©2024 Concentra Inc. All rights reserved. We Are Delivering On Our Objectives, and It’s Just The Beginning 13 What we have achieved Executing On Our Base Business Stable enterprise-wide top-line growth and attractive ~20% Adj. EBITDA margins, with opportunity for future upside from growth initiatives Building Our Growth Pipeline Continued build-out of our organic growth pipeline with 8 signed leases for de novos over the next 12 months, with a robust acquisition pipeline Successful key hires made to support a seamless transition; on track for On Track for Our Separation full operational independence by the end of 2026 Announced a $0.0625 dividend per share in Q3’24; on track to delever from ~3.9x at IPO to 3.5 to 3.6x by the end of 2024 Prudent Capital Allocation Launch of new services (telemed-based behavioral health; advanced primary care) and roll-out of new technologies driving efficiencies Expanding Services and Technologies

©2024 Concentra Inc. All rights reserved. Our Competitive Strengths Deliver Value Creation 14 1 Leader in Occupational Health Services 6 Track Record of Innovation 7 Multiple Levers Driving Robust Growth 8 Experienced Leadership 3 High-Quality Health Care & Positive Clinical Outcomes 2 Diversified Service Offering 4 Operational Excellence & Positive Patient Satisfaction 5 Deep & Diverse Customer Relationships

©2024 Concentra Inc. All rights reserved. FINANCIAL UPDATE

Key Q3 Performance Highlights & Company Developments

	Q3 '23	Q3 '24	YoY (Δ)
Facility Count (End of Period)			
Total Occupational Health Centers	539	549	*+10*
Total Onsite Health Clinics	145	156	*+11*
KPIs			
Visits per Day ("VPD")	52.1k	50.9k	*(2.2%)*
Revenue per Visit ("RPV")	$136.11	$141.42	*3.9%*
Financials ($ in millions)			
Total Revenue	**$474.0**	**$489.6**	***3.3%***
Total Adj. EBITDA	**$98.9**	**$101.6**	***2.7%***
% margin	*20.9%*	*20.7%*	(12bps)
Capital Expenditure	$15.5	$15.1	*(2.0%)*

- Number of locations grew 3.1% YoY to 705 total locations
  - Opened one de novo (Chattanooga, TN) and completed one acquisition (Chicago, IL)
- Revenue increased 3.3% in Q3 YoY
  - Largely driven by stable workers' compensation visit volume and reimbursement rate increases across visit types, more than offsetting the decline of the lower revenue-per-visit employer services volume
- Adjusted EBITDA grew 2.7% YoY, largely a result of revenue growth as well as improved efficiencies around general and administrative expense
- Capital expenditures (excluding acquisitions) totaled $15.1 million in Q3
- Dividend approved by Board of Directors ($0.0625 per share), payable November 22, 2024

Concentra
©2024 Concentra Inc. All rights reserved.
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©2024 Concentra Inc. All rights reserved. YTD 2024 Performance (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income 17 539 549 145 156 684 705 9/30/23 9/30/24 Centers Onsites +2% +8% +3% 22,391 22,733 27,836 26,513 51,136 50,149 YTD '23 YTD '24 Work. Comp. Empl. Svcs. Cons. Health +2% -5% -2% $1,397.3 $1,435.2 YTD '23 YTD '24 +3% Revenue ($mm) $293.0 $299.3 YTD '23 YTD '24 +2% Adjusted EBITDA1 ($mm) 21.0% 20.9% YTD '23 YTD '24 -10bps Adjusted EBITDA Margin1 $134.62 $140.12 YTD '23 YTD '24 +4% Work. Comp. Empl. Svcs. $195 $86 $199 $90 +2% +4% Number of Locations Visits per Day Revenue per Visit

Balance Sheet & Capital Allocation Strategy

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting <3.0x net leverage 24 months post-IPO

M&A and De Novos

Strong pipeline + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a dividend of $0.0625 per share

Net Leverage[1]



~3.9x
3.7x
<3.0x
IPO Launch
9/30/2024
24-Month Target Post-IPO

Liquidity ($mm)



$523
$386
Revolver Capacity[2]
$137
Cash
9/30/2024

Concentra

(1) Net Leverage = Net Debt / Adjusted EBITDA (per credit facility leverage calculation, non-GAAP measure); (2) $400M revolver undrawn, except $14M of normal course letters of credit that were in place at time of IPO/refinancing

©2024 Concentra Inc. All rights reserved.

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©2024 Concentra Inc. All rights reserved. 2024 Full-Year Guidance (1) Adjusted EBITDA is a non-GAAP measures, see appendix for a reconciliation to net income; (2) Net Leverage = Net Debt / Adjusted EBITDA (per credit facility leverage calculation, non-GAAP measure); (3) Year-over-year change calculated using the mid-point of FY 2024 outlook, where applicable 19 Total Revenue Adjusted EBITDA1 Capital Expenditures Net Leverage2 FY 2024 Outlook ~$1.9bn $370mm – $375mm $65mm – $70mm 3.5x – 3.6x FY 2023 Actual $1.8bn $361mm $65mm N/A

©2024 Concentra Inc. All rights reserved. Our Long-Term Financial Targets (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income) 20 Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin1 Robust Free Cash Flow2 Generation >80% Annual FCF conversion2 Prudent Deleveraging Strategy < 3.0x Targeted net leverage in 24 months vs. 3.9x upon IPO launch3 Stable Revenue Growth (Further Upside from De Novos and M&A) Mid-to-High Single-digit growth Dividend $0.0625 Cash dividend per share Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets

©2024 Concentra Inc. All rights reserved. APPENDIX

Our Experienced Leadership Team with 275 Years of Combined Experience with Concentra



WILLIAM K. NEWTON
Chief Executive Officer

- Joined Concentra (formerly known as OccuSystems) in 1995
- 40+ years of experience in healthcare business
- Tenure: 25 years

Concentra   OccuSystems, Inc.   DENTAL ONE PARTNERS



MATTHEW DICANIO
President & Chief Financial Officer

- Joined Concentra in 2015
- 20+ years of experience in management, finance and M&A
- Tenure: 9 years

Concentra   KPMG   Bank of America Merrill Lynch



JOHN ANDERSON, DO
Executive Vice President,
Chief Medical Officer
Tenure: 31 years



GIOVANNI GALLARA, PT
Executive Vice President,
Chief Clinical Services Officer
Tenure: 13 years



DOUGLAS MCANDREW
Executive Vice President,
Chief Operating Officer – West
Tenure: 30 years



MICHAEL KOSUTH
Executive Vice President,
Chief Operating Officer – East
Tenure: 28 years



SU ZAN NELSON
Executive Vice President,
Chief Accounting Officer
Tenure: 21 years



GREG GILBERT
Executive Vice President,
Chief Reimbursement & Government Relations Officer
Tenure: 30 years



JONATHAN CONSER
Executive Vice President,
Chief Growth & Customer Officer
Tenure: 21 years



DANIELLE KENDALL
Senior Vice President,
Human Resources
Tenure: 24 years



JOHN DELORIMIER
Executive Vice President,
Chief Digital & Data Officer
Tenure: 16 years



THOMAS DEVASIA
Executive Vice President,
Chief Marketing & Innovation Officer
Tenure: 8 years



MICHAEL RHINE
Executive Vice President,
Chief Operating Officer Onsite Health & Telemedicine
Tenure: 21 years



TIM RYAN
Executive Vice President,
General Counsel
Tenure: Joined Oct. 2024

Concentra
©2024 Concentra Inc. All rights reserved.
22

Introducing our Board of Directors with a Long Track Record of Success and Health Care Leadership Experience

Robert A. Ortenzio
Director, Chair

- Co-founder and Executive Chairman/Director of Select Medical
- Previously served as Select Medical's CEO, President and COO
- Former executive roles with Horizon/CMS Healthcare Corporation, Continental Medical Systems (including as co-founder) and Rehab Hospital Services Corporation

Daniel J. Thomas
Director

- Former Concentra President, CEO and COO from 1993 through 2007
- Director of Select Medical, Healthcare Highways, National Partners in Healthcare and Equalis Group; previously served on the board of AccentCare
- Former executive roles with National Partners in Healthcare, Provista and Viant

Keith Newton
Director, CEO

- Has served as Concentra's CEO since 2015
- Formerly Concentra's Chairman of the Board of Directors from 2018 to 2022; initially joined Concentra's predecessor, OccuSystems, in 1995
- Former executive roles with DentalOne Partners and Columbia HCA's Ambulatory Surgery Division, as well as accounting and finance roles at The Associates First Capital Corporation and KPMG Peat Marwick

Cheryl Pegus, MD, MPH
Director

- Currently serves as a board member for Boston Scientific
- Formerly served as a cardiovascular-focused medical director at Pfizer, partner at Morgan Health, Executive Vice President of Health and Wellness at Walmart, and Chief Medical Officer at Symcare Personalized Health Solutions and at Walgreens Company
- Previously a cardiologist, clinical researcher and fellow at The Joan & Sanford I. Weill Medical College of Cornell University and Memorial Sloan Kettering Cancer Center

Marc R. Watkins, MD
Director

- Chief Medical Officer of Kroger Health since 2018
- Previously served 5+ years in senior medical oversight roles at Concentra, as well as Interim Medical Director for the North American division of Nissan Motor Co.
- Previously served as senior medical officer at a US Marine Corps Station, as well as group surgeon of Camp Al Asad in Iraq
- Former adjunct professor in the pharmacy department of the University of Cincinnati

Concentra®

©2024 Concentra Inc. All rights reserved.
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©2024 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA and TTM Revenue 24 Three Months Ended Sep. 30, Nine Months Ended Sep. 30, Three Months Ended Dec. 31, TTM Sep. 30, ($000's) 2024 2023 2024 2023 2023 2024 Revenue $489,638 $473,964 $1,431,151 $1,397,341 $440,740 $1,871,891 Net Income $45,759 $54,424 $149,097 $155,887 $28,856 $177,953 Income Tax Expense $16,415 $15,205 $49,648 $47,964 $9,923 $59,571 Interest Expense $21,369 $64 $21,275 $108 $115 $21,390 Interest Expense on Related Party Debt $2,691 $11,255 $21,980 $33,831 $10,422 $32,402 Equity in Losses of Unconsolidated Subsidiaries - - $3,676 $526 - $3,676 Stock Compensation Expense $168 - $500 $178 $473 $973 Depreciation and Amortization $15,213 $17,959 $51,568 $54,552 $18,499 $70,067 Separation Transaction Costs ($44) - $1,569 - - $1,569 Adjusted EBITDA $101,571 $98,907 $299,313 $293,046 $68,288 $367,601

©2024 Concentra Inc. All rights reserved. Reconciliation of 2024 Full-Year Adjusted EBITDA Guidance 25 Range ($ in millions) Low High Net Income $169 $173 Income Tax Expense $57 $58 Interest Expense $22 $22 Interest Expense on Related Party Debt $48 $48 Equity in Losses of Unconsolidated Subsidiaries $4 $4 Stock Compensation Expense $1 $1 Depreciation and Amortization $67 $67 Separation Transaction Costs $2 $2 Adjusted EBITDA $370 $375